Guarantees and Charges	12 Months Ended
Dec. 31, 2022
Disclosure of guarantees and charges [abstract]
GUARANTEES AND CHARGES

Note 19: - Guarantees and Charges

a.	The Company provided a bank guarantees in the amount of $ 308 thousands in favor of the lessor of its leased office facility in Rehovot, Israel, and for other obligation, as guarantee for meeting its obligations under the lease agreement.

b.

In connection with the Saol APA, the Company secured a debt facility from an Israeli bank (see Note 14) pursuant to which, the Company undertook not to create any first ranking floating charge over all or materially all of its property and assets in favor of any third party unless certain terms, as defined in the loan agreement, have been satisfied.